Corporate Presentation January 2019 Developing Precision Medicines for the Treatment of Cancer Exhibit 99.1

Forward-Looking Statements This presentation contains forward-looking statements. Such statements include, but are not limited to, statements regarding our research, preclinical and clinical development activities, plans and projected timelines for tipifarnib, KO-947 and KO-539, plans regarding regulatory filings, our expectations regarding the relative benefits of our product candidates versus competitive therapies, and our expectations regarding the therapeutic and commercial potential of our product candidates. The words “believe,” “may,” “will,” “estimate,” “promise,” “plan”, “continue,” “anticipate,” “intend,” “expect,” “potential” and similar expressions (including the negative thereof), are intended to identify forward-looking statements. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: our preclinical studies and clinical trials may not be successful; the U.S. Food and Drug Administration (FDA) may not agree with our interpretation of the data from clinical trials of our product candidates; we may decide, or the FDA may require us, to conduct additional clinical trials or to modify our ongoing clinical trials; we may experience delays in the commencement, enrollment, completion or analysis of clinical testing for our product candidates, or significant issues regarding the adequacy of our clinical trial designs or the execution of our clinical trials may arise, which could result in increased costs and delays, or limit our ability to obtain regulatory approval; our product candidates may not receive regulatory approval or be successfully commercialized; unexpected adverse side effects or inadequate therapeutic efficacy of our product candidates could delay or prevent regulatory approval or commercialization; and we may not be able to obtain additional financing. Additional risks and uncertainties may emerge from time to time, and it is not possible for Kura’s management to predict all risk factors and uncertainties. All forward-looking statements contained in this presentation speak only as of the date on which they were made. Other risks and uncertainties affecting us are described more fully in our filings with the Securities and Exchange Commission. We undertake no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Investment Highlights

Targeted Oncology	Advance pipeline of targeted drug candidates for selected solid tumors and hematologic malignancies Utilize precision medicine approaches; Fast-to-market potential
Proprietary Pipeline	**Tipifarnib:** Potent farnesyl transferase inhibitor; Registration-directed and multiple Phase 2 trials ongoing; Biomarker-guided development; Issued patents and potential for regulatory exclusivity **KO-947:** ERK inhibitor; Phase 1 dose-escalation trial ongoing **KO-539:** Inhibitor of menin-MLL interaction; IND filing Q1 2019
Near-Term Milestones	Additional Phase 2 data in HRAS mutant SCCs and CXCL12+ hematologic malignancies
Team	Proven oncology drug development experience
Financials	$187.4M cash as of September 30, 3018*

* Includes cash, cash equivalents and short-term investments

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Advancing Pipeline of Targeted Drug Candidates

	 Tipifarnib	 KO-947	 KO-539
Therapeutic Target	• Farnesyl transferase	• ERK kinase	• Menin-MLL interaction
Biomarker Strategies	• HRAS mutant solid tumors • CXCL12-expressing hematologic malignancies and solid tumors	• MAPK-pathway dysregulated tumors • 11q13 amplified solid tumors	• MLL-rearranged (MLL-r) leukemias • NPM1 and DNMT3A mutant liquid tumors
Development Status	• Registration-directed study and multiple Phase 2 trials ongoing* • Two biomarkers identified with issued patents	• Ongoing Phase 1 dose-escalation trial	• IND anticipated Q1 2019

* Tipifarnib previously studied in > 5,000 patients in > 70 studies with a manageable safety profile as a single agent

Note: Chemical structures of KO-947 and KO-539 not published

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Biomarker Strategies May Unlock Clinical Activity and Commercial Value Targeted Therapy Analytical Technologies Selected Patient Population Potential Value Enrichment of clinical activity Higher probability of success Expedited development and regulatory path Strong commercial case (next-generation sequencing, expression profiling, etc.)

HRAS Mutant HNSCC HRAS Mutant Allele Frequency Clinical benefit observed in high frequency HRAS mutant population Multiple Clinical Proof-of-Concepts Reinforce Precision Medicine Approach CXCL12+ High CXCL12 Levels Clinical benefit observed in high CXCL12 AITL / PTCL population AITL/PTCL

Product Candidate Pipeline



Program
Preclinical
Phase 1
Phase 2
Pivotal
Tipifarnib
Farnesyl Transferase Inhibitor
HRAS Mutant Indications
HNSCC
Other SCCs
CXCL12 Pathway Indications
AITL / PTCL
CMML / AML
Pancreatic
KO-947
ERK Inhibitor
MAPK Pathway Tumors
Solid Tumors
KO-539
Menin-MLL Inhibitor
Acute Leukemia
Acute Leukemias

Investigator-Sponsored Trials | HRAS Mutant Urothelial Carcinomas, Samsung Medical Center | HRAS Mutant Lung Squamous Cell Carcinomas (LSCC), Spanish Lung Cancer Group

Note: Given current focus in HRAS mutant and CXCL12 pathway indications, Phase 2 study in MDS has been deprioritized and is not currently enrolling new patients

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01 Tipifarnib in HRAS Mutant Solid Tumors KO-539 (Menin-MLL Inhibitor) 04 02 03 KO-947 (ERK Inhibitor) Tipifarnib Using CXCL12 Pathway Biomarkers

Tipifarnib is a Potent Inhibitor of HRAS Mutant Tumors Tumor Volume (mm3) Cetuximab 1mg Q4D Tipifarnib 80mg/kg BID Vehicle (Tipifarnib) Vehicle (Cetuximab) LU1513 HRAS Q61K (LSCC Model) Tipifarnib 80mg/kg BID Methotrexate 10mg/kg BIW Cetuximab 1mg QW Vehicle HN2606 HRAS G13R (HNSCC Model) Tumor Volume (mm3) Regressions observed in preclinical PDX models of SCC carrying the HRAS mutant oncogene Stasis or regression observed in other tumor types carrying HRAS mutations Treatment Days Treatment Days

Phase 2 Study of Tipifarnib: HNSCC Patients
(n=17 on study + 1 patient treated off protocol)


1 additional HNSCC patient treated off protocol with a 40% tumor size reduction at Cycle 2
Pharynx
Esophagus
Oral
(*) Oral
Oral Tongue
Tongue/Epidermoid
Oral Cavity
Oral Cavity
Supraglottic Larynx
Laryngeal
Oral Cavity
Oral Cavity
Tracheal
Salivary Gland
Verrucous Carcinoma
Larynx
Nasopharyngeal
Partial Response (n=6, +1 uPR off protocol)
Stable Disease (n=4)
Progressive Disease (n=1)
Non Evaluable (adverse event [n=3] or w/o consent [n=2])
Pending 1st Response Assessment (n=1)
0
5
10
15
20
25
Treatment Cycle

Ho *et al.* European Society for Medical Oncology 2018 Congress #1046O | Preliminary results as of 9/7/18
* Response confirmed on 10/15/18
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Phase 2 Study of Tipifarnib: Other SCC Patients
(n=6)



Vulva SCC
Vulva SCC
Penile SCC
Penile SCC
Skin SCC
Cutaneous SCC
Baseline tumor
HRAS G12S = 83%
0
2
4
6
8
10
Treatment Cycle
Partial Response (n=1)
Stable Disease (n=1)
Progressive Disease
Non Evaluable (n=2)
Pending 1st Response Assessment (n=2)
Plasma HRAS
G12S (%)
20
15
10
5
0
C1D1=18%
C2D1=3%
C2D22=0.3%
0
20
40
60
80
100
Days

Ho *et al.* European Society for Medical Oncology 2018 Congress #1046O | Preliminary results as of 9/7/18

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SD Non Evaluable PD Pending 1st Response Assessment 100 90 80 70 60 50 40 30 20 10 0 HRAS mutant AF (%, NGS) Ho et al. European Society for Medical Oncology 2018 Congress #1046 | Study KO-TIP-001 patients with HN and non-HN SCC tumors with available HRAS mutant allele data (10/17/18); one additional HNSCC patient was treated off protocol | * Allele frequency obtained post-ESMO | Pending analysis: 1 HNSCC pending 1st scan, 1 SCC pending 1st scan, 1 SCC SD n.d. A59T A59T G12S Q61L G13R G13S Q22K A18V Q61K G12S G12S* G13R G13R G12S G13V Q61K G12D G12S G12S G12S >20% HRAS mutant AF: 8 PR/uPR in 14 HNSCC/SCC patients (>20% AF ~5% HNSCC) >35% HRAS mutant AF: 6 PR/uPR in 8 patients PR or, uPR and ongoing (1) (1) (2) (4) (3) (1) (1) (4) (1) Non-HN SCC (2) d/c Cycle 2 (3) SD Cycle 4 ongoing (4) SD>6mo Association of HRAS Mutant Allele Frequency with Clinical Benefit from Tipifarnib (HNSCC, SCC, n=21)

RUN-HN KO-TIP-001 Phase 2 Proof-of-Concept Study SEQ-HN KO-TIP-007 Non-Interventional Screening & Outcomes Cohort AIM-HN KO-TIP-007 Registration-Directed Trial HRAS mutant patients who are not eligible for participation in AIM-HN may be referred to RUN-HN AIM-HN: Global, multi-center registration directed trial of tipifarnib in HRAS mutant HNSCC SEQ-HN: Matched control study to identify HRAS mutant HNSCC patients and characterize activity of standard of care Tipifarnib Development Program in HRAS Mutant HNSCC

Global, registration-directed trial Targeting ~ 100 clinical sites worldwide Anticipate ~ two years to enroll Primary endpoint: ORR by IRR Statistical assumptions At least 59 subjects, 80% power, 15% ORR (null hypothesis) and 30% ORR (response rate of interest) Minimum tumor HRAS mutant allele frequency of 20% Tumor HRAS mutation with an allele frequency ≥ 35%, or ≥ 20% if serum albumin is ≥ 3.5 g/dL 600 mg BID starting dose given daily in alternate weeks As currently designed, AIM-HN may be adequate to support an NDA seeking accelerated approval (FDA end of Phase 2 meeting) SEQ-HN data to provide a benchmark of the activity of standard of care in HRAS mutant HNSCC (relevant for potential label discussion and post approval commitments) Trial initiated and open for enrollment in November 2018 AIM-HN: Trial Design AIM-HN KO-TIP-007

Ho et al. European Society for Medical Oncology 2018 Congress #1046 | Study KO-TIP-001 patients with HN and non-HN SCC tumors with available HRAS mutant allele data (10/17/18); one additional HNSCC patient was treated off protocol | * Allele frequency obtained post-ESMO | Pending analysis: 1 HNSCC pending 1st scan, 1 SCC pending 1st scan, 1 SCC SD Activity When AIM-HN Criteria Applied Retrospectively to Phase 2 Study (HNSCC, SCC, n=21) 100 90 80 70 60 50 40 30 20 10 0 HRAS mutant AF (%, NGS) n.d. A59T A59T G12S Q61L G13R G13S Q22K A18V Q61K G12S G12S* G13R G13R G12S G13V Q61K G12D G12S G12S G12S ≥ 35% HRAS mutant AF, or ≥ 20% if serum albumin is ≥ 3.5 g/dL: 8 PR/uPR, 3 SD in 12 HNSCC/SCC patients SD Non Evaluable PD Pending 1st Response Assessment PR or, uPR and ongoing Patients who would have been excluded for low serum albumin Excluded Patients Included Patients

HRAS Mutant Cancers: Market Opportunity

HNSCC Represents Significant Unmet Need[1]

1L	2L
ORR 36%	ORR 13-16%
PFS 5.6 months	PFS ~2 months
OS ~10 months	OS 6-8 months

- Outcome of SOC in unselected populations
- Lower response rate expected in HRAS mutant patients[2]

Populations Based on Annual U.S. Incidence

HRAS Mutant HNSCC

2,900-4,700 patients*

HRAS Mutant All SCCs

7,500+ patients

[1] N Engl J Med. 2008 Sep 11;359(11):1116-27 | Keytruda & Opdivo package inserts | J Clin Oncol. 2007 Jun 1;25(16):2171-7
[2] Journal of Clinical Oncology 2012 30:15_suppl, 5574-5574
* Estimate is between 5-8% of total HNSCC population, depending on allele frequency of HRAS mutations (Source: TCGA, internal data)

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KO-539 (Menin-MLL Inhibitor) 04 02 01 03 KO-947 (ERK Inhibitor) Tipifarnib Using CXCL12 Pathway Biomarkers Tipifarnib in HRAS Mutant Solid Tumors

1 Burger et al. 2007. Br J Haematol. 137:288-96 | 2 Epstein 2004. Nat Rev Cancer 4:901-9 | 3 Feig et al. 2013. Proc Natl Acad Sci U S A. 110:20212-7 Key characteristics of CXCL12 Expressed primarily by immune cells, endothelial cells and stromal fibroblasts that constitute the tumor microenvironment Binds and activates two receptors, CXCR4 and CXCR7 CXCL12 and its receptors are key factors linking cancer cells with tumor microenvironment Potential role of CXCL12 inhibition in cancer therapy Inhibition of growth and homing of lymphoid and myeloid tumors1 Interference with tumor cell metastasis into secondary organs, e.g. inhibition of bone recurrence of solid tumors in adjuvant settings – after primary tumor is removed by surgery/chemoradiation2 Reversion of the tolerogenic effect of a tumor microenvironment rich in immunosuppressive cells such as regulatory T-cells and neutrophils, e.g. synergy of CXCL12 and PD-L1 inhibition in pancreatic tumor models3 Relevance of CXCL12 Inhibition as a Targeted Therapy

Primary CD1 mouse model of bone marrow cultures secrete abundant CXCL12 (SDF1, stroma derived factor 1) that was decreased by tipifarnib Research on specific farnesylated targets ongoing Witzig et al. ASH 2018 #2937; Kura Oncology Tipifarnib is a Potent Inhibitor of CXCL12 Secretion by Stromal Cells

02a • *Tipifarnib Using CXCL12 Pathway Biomarkers: PTCL / AITL*

01 • *Tipifarnib in HRAS Mutant Solid Tumors*

03 • *KO-947 (ERK Inhibitor)*

04 • *KO-539 (Menin-MLL Inhibitor)*

1 Beleodaq® package insert 2 Istodax® package insert 3 Folotyn® package insert 4 1,000 mg/m2 administered over 30 mins by IV infusion once daily on days 1-5 of a 21-day cycle  5 14 mg/m2 administered over a 4-hour period by IV on days 1, 8 and 15 of a 28-day cycle  6 30 mg/m2 administered over 3-5 mins as an IV push once weekly for 6 weeks in 7-week cycles  PTCL: CXCL12-Expressing Lymphoma with a Significant Unmet Need BELEODAQ® (BELINOSTAT) ISTODAX® (ROMIDEPSIN) FOLOTYN® (PRALATREXATE) Efficacy Study Single Arm1 N=120 Single Arm2 N=130 Single Arm3 N=109 Prior Therapies (range) 2 (1-8) 2 (1-8) 3 (1-12) Overall Response Rate 25.8% 26.2% 27% Median PFS/TTP 1.6 months 4.0 months 3.5 months Median Overall Survival 7.9 months 11.3 months 14.5 months Dosing IV infusion4 IV infusion5 IV push6 Approved therapies in relapsed / refractory PTCL approved based on single-arm clinical trials of 130 patients or fewer with response rates in the range of 25-27% and limited duration of clinical benefit in unselected populations

Witzig et al. ASH 2018 #2937 | Preliminary data as of 11/21/18 | Missing measurement data from 2 subjects with best response of PD SPD: Sum of the products of diameters Clinical Activity in Phase 2 Study of Tipifarnib Change in SPD (%) AITL CXCL12 High PTCL PD SD PR CR

The High CXCL12/CXCR4 subset of PTCL patients experienced 50% ORR and 90% clinical benefit with tipifarnib after a median of 3 prior therapies High CXCL12/CXCR4 expression ratio had 90% sensitivity and 93% specificity to identify PTCL patients likely to benefit from tipifarnib Witzig et al. ASH 2018 #2937 | Preliminary data as of 11/21/18 | Expression data generated using RNA-Seq Association of High CXCL12 with Clinical Benefit from Tipifarnib in AITL/PTCL CR/PR SD PD/NE 8.0 0.9 0.8 0.7 0.6 0.5 0.4 0.3 0.2 0.1 0 CXCL12/CXCR4 Expression Ratio NOS AITL NOS NOS NOS AITL AITL AITCL AITL NOS NOS NOS NOS AITL AITL NOS AITL AITL NOS NOS AITL AITL NOS AITL 9 CR/PR/SD in 10 AITL/PTCL patients

Witzig et al. ASH 2018 #2937 A trend for worse prognosis was observed in PTCL patients with high CXCL12/CXCR4 expression ratio when treated with standard of care therapy Increasing levels of CXCL12 resulted in significantly more negative prognosis for SOC (not shown) CXCL12 high subset of patients represents ~40% of PTCL Ratio of CXCL12 to CXCR4 Expression Standard of Care Treatment High CXCL12 Defines Poor Prognosis with Standard of Care Therapy in PTCL

KO-539 (Menin-MLL Inhibitor) 04 02b 01 03 KO-947 (ERK Inhibitor) Tipifarnib Using CXCL12 Pathway Biomarkers: Other Hematologic Malignancies Tipifarnib in HRAS Mutant Solid Tumors

1 Blood. 2008 Mar 1;111(5):2589-96 | Expression data generated using microarray | HI: Hematologic Improvement CXCL12/CXCR4 Expression Ratio 1.4 0.4 0.3 0.2 0.1 0 Association of High CXCL12 with Activity of Tipifarnib in Elderly Unfit AML CR HI/SD PD/NE 7 CRs in 11 elderly unfit AML patients with high CXCL12 CTEP20 study: Patient subset – available AML marrow samples with NRAS WT or unknown, N=27 (NCBI GEO, GSE8970)1 Analysis limited to K/NRAS-wild type patients as K/NRAS mutant tumors are unlikely to be CXCL12-dependent

Witzig et al. Blood. 2011 Nov 3;118(18):4882-9 Opportunities in Other CXCL12-Expressing Hematologic Indications Responses previously observed in patients with other relapsed/refractory hematologic tumors (unselected population) in NCI-sponsored Phase 2 trial of tipifarnib Disease Type n CR, n (%) PR, n (%) ORR, (%) Diffuse large B-Cell Lymphoma (DLBCL) 37 0 7 (19) 19 Hodgkin Lymphoma 19 2 (11) 2 (11) 21 Mycosis Fungoides 4 0 2 (50) 50

KO-539 (Menin-MLL Inhibitor) 04 02c 01 03 KO-947 (ERK Inhibitor) Tipifarnib Using CXCL12 Pathway Biomarkers: Solid Tumors Tipifarnib in HRAS Mutant Solid Tumors

High CXCL12 expression consistently associated with reduced overall survival with standard of care in patients with pancreatic, esophagogastric and lung tumors1 1 Samarendra et al 2017. Br J Cancer 117, 124–135 Solid Tumors: Known Unmet Need in High CXCL12 Tumor Subsets

Solid Tumors: Potential CXCL12-Driven Tumor Indication in Pancreatic Cancer

2019 ASCO Gastrointestinal Cancers Symposium

January 18, 2019 | San Francisco, CA

Poster Session B: Cancers of the Pancreas, Small Bowel and Hepatobiliary Tract

Abstract 275: Patient reported abdominal pain as a surrogate of the clinical benefit of tipifarnib in pancreatic cancer patients

Authors: Antonio Gualberto, Catherine Scholz, Eric Van Cutsem

Demir et al. 2017. Early pancreatic cancer lesions suppress pain through CXCL12-mediated chemoattraction of Schwann cells. PNAS 114:E85-E94

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Cornerstone Proof-of-Concepts Support Expansion to Additional Indications Tipifarnib Farnesyl transferase (FT) inhibitor HRAS Mutant R/R HNSCC CXCL12+ R/R PTCL / AITL Other HRAS Mutant SCCs Earlier lines of therapy Other HRAS Mutant Solid Tumors Other CXCL12+ R/R B-cell Lymphomas Earlier lines of therapy CXCL12+ Solid Tumors (pancreatic) CXCL12+ AML / CMML CXCL12+ R/R CTCL, HL Earlier lines of therapy

U.S. patent 9,707,221 issued in July 2017 provides exclusivity for tipifarnib in HRAS mutant HNSCC indication to 2036 Corresponding patents beginning to issue in foreign countries U.S. patent 9,956,215 issued in May 2018 provides exclusivity for tipifarnib in certain CXCL12-expressing cancers to 2037 U.S. patent 10,137,121 issued in November 2018 provided exclusivity for tipifarnib in AITL to 2037 Additional patent applications pending in the U.S. and foreign countries for tipifarnib in other biomarkers and disease indications Patents illustrate potential of broader strategy to generate intellectual property related to use of drug candidates in biomarker-defined populations Biomarker Strategies Enlarge Patent Estate for Therapeutic Uses of Tipifarnib

KO-539 (Menin-MLL Inhibitor) 04 03 01 02 Tipifarnib Using CXCL12 Pathway Biomarkers Tipifarnib in HRAS Mutant Solid Tumors KO-947 (ERK Inhibitor)

KO-947: Potent Inhibitor of ERK1/2

- **Summary**
  - Potent, selective small molecule inhibitor of ERK1/2
  - Demonstrates prolonged pathway modulation in preclinical tumor models
  - Multiple tumors, including SCCs and KRAS mutant adenocarcinomas, identified as sensitive to KO-947 as monotherapy in preclinical models
  - Mechanism-based and SOC combinations under evaluation

- **Clinical Development and Status**
  - Unique pharmacology enables intermittent dosing schedules
  - Potential biomarkers, including 11q13 amplifications in SCCs, for sensitive subsets have been identified
  - Phase 1 dose escalation trial ongoing
  - Initial Phase 1 clinical data anticipated in 2019



KO-947

ERK inhibitor

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Burrows et al. AACR 2017 #5168/11 KO-947 Demonstrates Robust Single-Agent Activity in Preclinical Studies

KO-947 (ERK Inhibitor) 03 04 01 02 Tipifarnib Using CXCL12 Pathway Biomarkers Tipifarnib in HRAS Mutant Solid Tumors KO-539 (Menin-MLL Inhibitor)

KO-539: Potent Inhibitor of Menin-MLL Interaction

- **Summary**
  - Potent, selective small molecule inhibitor of the menin-MLL interaction
  - Robust antitumor activity observed in mixed lineage leukemias rearranged (MLL-r) as well as disseminated NPM1mut and DNMT3Amut AML PDX models
  - Preliminary data suggests anti-leukemic activity by induction of myeloid differentiation in AML blasts
  - **Menin-MLL inhibitors have the potential to treat approximately 50% of acute leukemias**

- **Status**
  - IND submission anticipated in Q1 2019
  - Initiation of Phase 1 study anticipated in Q2 2019



KO-539

Menin-MLL inhibitor


EAP
AF4
AF5
LAF4
pTEFb
RNA Pol II
CTD kinase
MLL
ENL
AF9
DOT1L
RNA
Pol II
LEDGF
Menin
AT
CxxC
KO-539
H4
H3
H3K79
methylation

The menin-MLL complex appears to be a central node in epigenetic dysregulation driven by several distinct oncogenic driver mutations important in diverse leukemias and myeloproliferative disorders

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KO-539 Produces Lasting Complete Remissions in a NPM1/DNMT3A/IDH2/FLT3-Mutant AML Model

AM7577 Model

Overall survival



Percent Survival
100
80
60
40
20
0
Last dose
0 7 14 21 28 35 42 49 56 63 70 77 84
Days of Therapy

Tolerability



Bodyweight (g)
30
25
20
15
10
0
50
100
Days of Therapy

CD45+ human AML blasts



Percent Circulating WBC
40
35
30
25
20
15
10
5
0
0 7 14 21 28 35 42 49 56 63 70 84
Days of Therapy

Vehicle

KO-539 100 mg/kg QD

Quizartinib 3 mg/kg QD

Burrows *et al.* AACR-NCI-EORTC 2017 LB-A27

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Anticipated Milestones & Financial Highlights

Program		Milestones	Status
Tipifarnib Farnesyl Transferase Inhibitor	HRAS Mutant Indications	Initiation of registration-directed trial in HNSCC	✓
		Additional data from Phase 2 trial (KO-TIP-001)	2019
	CXCL12 Pathway Indications	Patents for tipifarnib in AITL and CXCL12+ PTCL & AML	✓
		Proof-of-concept in AITL	✓
		Data from retrospective study in pancreatic cancer	Q1 2019
		Data update in CXCL12+ hematologic malignancies	2019
KO-947 ERK Inhibitor		Potential biomarker of activity in squamous cell carcinomas	✓
		Data from Phase 1 dose-escalation trial	2019
KO-539 Menin-MLL Inhibitor		Anti-tumor activity in preclinical models of AML	✓
		Submission of IND application	Q1 2019
		Initiation of Phase 1 trial	Q2 2019

Financial Highlights	
	Nasdaq: KURA
	Shares outstanding: 38.0M basic, 3.3M options*
	Cash, cash equivalents and short-term investments: $187.4M*

* As of 3Q 2018 10-Q

KURA ONCOLOGY 39

Corporate Presentation January 2019 Developing Precision Medicines for the Treatment of Cancer